Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three-month period ended March 31,
	2015	2014
	(unaudited; in millions, except per unit amounts)
Operating revenues:
Commodity sales	$800.9	$1,542.3
Commodity sales - affiliate	21.8	57.2
Transportation and other services	574.7	462.2
Transportation and other services - affiliate	31.2	17.9

	1,428.6	2,079.6

Operating expenses:
Commodity costs	761.2	1,458.5
Commodity costs - affiliate	17.9	30.2
Environmental costs, net of recoveries	0.8	5.0
Operating and administrative	98.2	96.6
Operating and administrative - affiliate	118.9	120.4
Power	63.6	50.4
Depreciation and amortization	128.4	103.8

	1,189.0	1,864.9

Operating income	239.6	214.7
Interest expense, net	48.3	76.9
Allowance for equity used during construction	23.0	20.7
Other income (expense)	5.9	(0.8)

Income before income tax expense	220.2	157.7
Income tax expense	2.4	2.0

Net income	217.8	155.7
Less: Net income attributable to:
Noncontrolling interest	51.3	36.3
Series 1 preferred unit distributions	22.5	22.5
Accretion of discount on Series 1 preferred units	3.9	3.6

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P	$140.1	$93.3

Net income allocable to common units and i-units	$85.9	$58.9

Net income per common unit and i-unit (basic)	$0.26	$0.18

Weighted average common units and i-units outstanding (basic)	332.6	326.4

Net income per common unit and i-unit (diluted)	$0.26	$0.18

Weighted average common units and i-units outstanding (diluted)	332.6	326.4

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the three-month period ended March 31,
	2015	2014
	(unaudited; in millions)
Cash provided by operating activities:
Net income	$217.8	$155.7
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	128.4	103.8
Derivative fair value net losses	10.3	3.3
Inventory market price adjustments	4.6	1.5
Environmental costs, net of recoveries	(0.2)	4.4
Distributions from investments in joint ventures	5.7	1.6
Equity loss (earnings) from investments in joint ventures	(5.7)	1.3
Allowance for equity used during construction	(23.0)	(20.7)
Other	4.4	2.7
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	10.6	(14.5)
Due from General Partner and affiliates	(55.6)	4.5
Accrued receivables	190.4	74.6
Inventory	56.2	26.9
Current and long-term other assets	(13.9)	(4.8)
Due to General Partner and affiliates	12.9	(11.0)
Accounts payable and other	(36.2)	(85.0)
Environmental liabilities	(7.7)	(42.0)
Accrued purchases	(121.3)	(6.3)
Interest payable	(0.8)	5.7
Property and other taxes payable	3.6	9.1

Net cash provided by operating activities	380.5	210.8

Cash used in investing activities:
Additions to property, plant and equipment	(460.0)	(612.8)
Asset acquisitions	(85.1)	—
Changes in restricted cash	40.4	52.6
Investments in joint ventures	(1.9)	(7.3)
Distributions from investments in joint ventures in excess of cumulative earnings	2.4	—
Other	0.2	(0.3)

Net cash used in investing activities	(504.0)	(567.8)

Cash provided by financing activities:
Net proceeds from unit issuances	294.8	—
Distributions to partners	(194.2)	(178.4)
Repayments to General Partner	(306.0)	(6.0)
Net borrowings (repayments) under credit facility	155.0	(85.0)
Net commercial paper borrowings	165.0	390.1
Contributions from noncontrolling interest	199.5	289.7
Distributions to noncontrolling interest	(107.0)	(16.3)

Net cash provided by financing activities	207.1	394.1

Net increase in cash and cash equivalents	83.6	37.1
Cash and cash equivalents at beginning of year	197.9	164.8

Cash and cash equivalents at end of period	$281.5	$201.9

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31,	December 31,
	2015	2014
	(unaudited; in millions)
ASSETS
Current assets:
Cash and cash equivalents	$281.5	$197.9
Restricted cash	74.6	97.0
Receivables, trade and other, net of allowance for doubtful accounts of $1.8 million at March 31, 2015 and December 31, 2014	35.6	46.2
Due from General Partner and affiliates	97.1	41.4
Accrued receivables	69.9	260.3
Inventory	33.4	94.2
Other current assets	194.6	218.4

	786.7	955.4
Property, plant and equipment, net	16,157.9	15,692.7
Goodwill	246.7	246.7
Intangible assets, net	285.1	254.8
Other assets, net	580.3	597.3

	$18,056.7	$17,746.9

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$156.6	$143.7
Accounts payable and other	857.8	777.7
Environmental liabilities	125.4	141.7
Accrued purchases	254.4	375.7
Interest payable	73.8	74.6
Property and other taxes payable	100.1	96.5
Note payable to General Partner	—	306.0

	1,568.1	1,915.9
Long-term debt	6,995.5	6,675.2
Due to General Partner and affiliates	170.8	148.3
Other long-term liabilities	351.3	278.1

	9,085.7	9,017.5

Commitments and contingencies
Partners’ capital:
Series 1 preferred units (48,000,000 authorized and issued at March 31, 2015 and December 31, 2014)	1,179.5	1,175.6
Class D units (66,100,000 authorized and issued at March 31, 2015 and December 31, 2014)	2,516.8	2,516.8
Class E units (18,114,975 authorized and issued at March 31, 2015)	778.0	—
Class A common units (262,208,428 and 254,208,428 authorized and issued at March 31, 2015 and December 31, 2014, respectively)	208.8	235.5
Class B common units (7,825,500 authorized and issued at March 31, 2015 and December 31, 2014)	0.1	—
i-units (69,343,562 and 68,305,187 authorized and issued at March 31, 2015 and December 31, 2014, respectively)	609.6	712.6
Incentive distribution units (1,000 authorized and issued at March 31, 2015 and December 31, 2014)	493.2	493.0
General Partner	194.1	198.3
Accumulated other comprehensive loss	(357.5)	(211.4)

Total Enbridge Energy Partners, L.P. partners’ capital	5,622.6	5,120.4
Noncontrolling interest	3,348.4	3,609.0

Total partners’ capital	8,971.0	8,729.4

	$18,056.7	$17,746.9

NET INCOME PER LIMITED PARTNER UNIT

We allocate our net income among our Series 1 Preferred Units, or Preferred Units, our General Partner interest and our limited partner units using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income attributable to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our General Partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. We calculate distributions to the General Partner and limited partners based upon the distribution rates and percentages set forth in the following table:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner and IDUs (1)	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.5435	2%	98%
First Target Distribution	> $0.5435	25%	75%

(1)

For distributions in excess of the Minimum Quarterly Distribution, this percentage includes both the General Partner’s distributions of 2% and the distribution to the Incentive Distribution Unit holder, a wholly-owned subsidiary of our General Partner.

Equity Restructuring Transaction

On July 1, 2014, we entered into an equity restructuring transaction, or Equity Restructuring, with the General Partner in which the General Partner irrevocably waived its right to receive cash distributions and allocations of items of income, gain, deduction and loss in excess of 2% in respect of its general partner interest in the incentive distribution rights, or Previous IDRs, in exchange for the issuance to a wholly-owned subsidiary of the General Partner of (i) 66.1 million units of a new class of limited partner interests designated as Class D units, and (ii) 1,000 units of a new class of limited partner interests designated as Incentive Distribution Units, or IDUs. Prior to this transaction, and for the three-month period ended March 31, 2014, we allocated distributions to the General Partner and limited partners as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

We determined basic and diluted net income per limited partner unit as follows:

	For the three-month period ended March 31,
	2015	2014
	(in millions, except per unit amounts)
Net income	$217.8	$155.7
Less Net income attributable to:
Noncontrolling interest	(51.3)	(36.3)
Series 1 preferred unit distributions	(22.5)	(22.5)
Accretion of discount on Series 1 preferred units	(3.9)	(3.6)

Net income attributable to general and limited partner interests in
Enbridge Energy Partners, L.P.	140.1	93.3
Less distributions:
Incentive distributions	(3.4)	(33.2)
Distributed earnings attributed to our General Partner	(5.0)	(3.6)
Distributed earnings attributed to Class D and Class E units	(48.0)	—

Total distributed earnings to our General Partner, Class D and Class E units and IDUs	(56.4)	(36.8)
Total distributed earnings attributed to our common units and i-units	(193.5)	(177.7)

Total distributed earnings	(249.9)	(214.5)

Overdistributed earnings	$(109.8)	$(121.2)

Weighted average common units and i-units outstanding	332.6	326.4

Basic and diluted earnings per unit:
Distributed earnings per common unit and i-unit (1)	$0.58	$0.54
Overdistributed earnings per common unit and i-unit (2)	(0.32)	(0.36)

Net income per common unit and i-unit (basic and diluted) (3)	$0.26	$0.18

(1)	Represents the total distributed earnings to common units and i-units divided by the weighted average number of common units and i-units outstanding for the period.
(2)

Represents the common units’ and i-units’ share (98%) of distributions in excess of earnings divided by the weighted average number of common units and i-units outstanding for the period and overdistributed earnings allocated to the common units and i-units based on the distribution waterfall that is outlined in our partnership agreement.

(3)

For the three-month period ended March 31, 2015, 43,201,310 anti-dilutive Preferred units, 66,100,000 anti-dilutive Class D units and 18,114,975 anti-dilutive Class E units were excluded from the if-converted method of calculating diluted earnings per unit. For the three-month period ended March 31, 2014, 43,201,310 anti-dilutive Preferred units were excluded from the if-converted method of calculating diluted earnings per unit.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that are managed separately, because each business segment requires different operating strategies. We have segregated our business activities into two distinct operating segments:

•	Liquids; and

•	Natural Gas.

The following tables present certain financial information relating to our business segments and corporate activities:

	As of and for the three-month period ended March 31, 2015
	Liquids	Natural Gas	Corporate (1)	Total
	(in millions)
Operating revenues: (2)
Commodity sales	$—	$822.7	$—	$822.7
Transportation and other services	555.1	50.8	—	605.9

	555.1	873.5	—	1,428.6

Commodity costs	—	779.1	—	779.1
Environmental costs, net of recoveries	0.8	—	—	0.8
Operating and administrative	130.4	82.7	4.0	217.1
Power	63.6	—	—	63.6
Depreciation and amortization	90.1	38.3	—	128.4

	284.9	900.1	4.0	1,189.0

Operating income (loss)	270.2	(26.6)	(4.0)	239.6
Interest expense, net	—	—	48.3	48.3
Allowance for equity used during construction	—	—	23.0	23.0
Other income	—	5.7 (3)	0.2	5.9

Income (loss) before income tax expense	270.2	(20.9)	(29.1)	220.2
Income tax expense	—	—	2.4	2.4

Net income (loss)	270.2	(20.9)	(31.5)	217.8
Less: Net income attributable to:
Noncontrolling interest	—	—	51.3	51.3
Series 1 preferred unit distributions	—	—	22.5	22.5
Accretion of discount on Series 1 preferred units	—	—	3.9	3.9

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$270.2	$(20.9)	$(109.2)	$140.1

Total assets	$12,143.3	$5,482.9 (4)	$430.5	$18,056.7

Capital expenditures (excluding acquisitions)	$456.3	$55.5	$—	$511.8

(1)

Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

(2)	There were no intersegment revenues for the three-month period ended March 31, 2015.
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system.
(4)	Total assets for our Natural Gas segment includes $380.1 million for our long term equity investment in the Texas Express NGL system.

	As of and for the three-month period ended March 31, 2014
	Liquids	Natural Gas		Corporate (1)	Total
	(in millions)
Operating revenues:
Commodity sales	$—	$1,599.5		$—	$1,599.5
Transportation and other services	432.7	47.4		—	480.1

	432.7	1,646.9	(2)	—	2,079.6

Commodity costs	—	1,488.7		—	1,488.7
Environmental costs, net of recoveries	5.0	—		—	5.0
Operating and administrative	108.4	108.9		(0.3)	217.0
Power	50.4	—		—	50.4
Depreciation and amortization	66.8	37.0		—	103.8

	230.6	1,634.6		(0.3)	1,864.9

Operating income	202.1	12.3		0.3	214.7
Interest expense, net	—	—		76.9	76.9
Allowance for equity used during construction	—	—		20.7	20.7
Other income (expense)	—	(1.3	) (3)	0.5	(0.8)

Income (loss) before income tax expense	202.1	11.0		(55.4)	157.7
Income tax expense	—	—		2.0	2.0

Net income (loss)	202.1	11.0		(57.4)	155.7
Less: Net income attributable to
Noncontrolling interest	—	—		36.3	36.3
Series 1 preferred unit distributions	—	—		22.5	22.5
Accretion of discount on Series 1 preferred units	—	—		3.6	3.6

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$202.1	$11.0		$(119.8)	$93.3

Total assets	$9,854.0	$5,194.9	(4)	$304.0	$15,352.9

Capital expenditures (excluding acquisitions)	$495.0	$50.2		$5.3	$550.5

(1)

Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

(2)

Total segment revenue and intersegment revenue for the natural gas segment for the three-month period ended March 31, 2014 was corrected to eliminate intra-segment revenue of $318.7 million that was recorded in error and previously reported on our Quarterly Report on Form 10-Q for the three-month period ended March 31, 2014. This error did not impact previously reported segment operating revenue or consolidated operating revenue for the three-month period ended March 31, 2014.

(3)	Other income (expense) for our Natural Gas Segment includes our equity investment in the Texas Express NGL system.
(4)	Total assets for our Natural Gas segment includes $375.7 million for our long term equity investment in the Texas Express NGL system.